Revolving Line of Credit	9 Months Ended
Sep. 30, 2020
XL Hybrids Inc [Member]
Revolving Line of Credit
Note 6. Revolving Line of Credit
Effective December 10, 2018, and as amended on November 19, 2019 and on August 12, 2020, XL entered into a Loan and Security Agreement for a revolving line of credit with Silicon Valley Bank. The revolving line of credit features a maximum borrowing base equal to the lesser of the defined borrowing base less any outstanding principal or a minimum aggregate principal amount of $3 million, which may increase dependent upon certain revenue targets. The revolving line of credit matures on December 8, 2020. The revolving line of credit bears interest at a floating per annum rate equal to the greater of (i) the prime rate plus 4.50% or (ii) a fixed rate of 7.75%.